Exhibit 10.02

ENGLISH SUMMARY OF THE SLAs

Effective December 31, 1998, Deutsche Telekom AG (“DTAG”) transferred its broadband cable business (“BC Business”) to Kabel Deutschland GmbH (“KDG”). In turn, KDG transferred certain of its assets relating to the BC Business to regional subsidiary companies for the regions (i) Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern, (ii) Niedersachsen/Bremen, (iii) Berlin/Brandenburg, (iv) Sachsen/Sachsen-Anhalt/Thüringen, (v) Rheinland-Pfalz/Saarland and (vi) Bayern (together, the “Included Regional Subsidiaries”) as well as in the regions of (vii) Nordrhein-Westfalen, (viii) Baden-Württemberg and (ix) Hessen.

On June 12, 2002, DTAG transferred to T-Systems International GmbH (“TSI”) its broadcasting services business (“BS Business”), which used to be part of the BC Business.

KDG’s subsidiaries currently have long-term Service Level Agreements (“SLAs”) in place with DTAG and (in relation to the BS Business) TSI, which are filed in original German language as exhibits to KDG’s registration statement on Form F-4 and summarized in English below.

I.                                         Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

1)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with Deutsche Telekom AG dated January 27, 2003 (the “Agreement”)

Parties:	DTAG (“Services Provider”) and Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

Services:	The Services are described in the Term Sheets as:

	I	Co-use of cable ducts:

Usage of cable ducts within Services Provider’s conduit system

	II	Offer to co-use further cable ducts:

Non-binding offer to lease further cable duct capacities

	III	Fiber optic transmission system:

Reception and distribution of broadcasting signals via Services Provider’s fiber optic transmission system

	IV	Rental spaces for network equipment:

Lease of space on Services Provider’s premises for use for Services User’s network equipment

	V	Electrical power supply:

Purchase of electrical power from Services Provider for the operation of Services User’s network equipment

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

After 2006, prices for Services according to Term Sheets I – III may be increased once a year based on actual cost, but this increase is subject to a cap at the German consumer price index (“CPI”) rate until 2015.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:

- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

- Services Provider’s liability for Services performed by third parties is limited to assigning Services Provider’s rights against the third-party Services provider to Services User.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Assignment and subletting by Services User to a third party are subject to certain conditions that vary depending on whether the assignment or subletting concerns the whole or only part of the assets and the intended purpose of the assignment or subletting.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets are of unlimited duration, but include termination clauses, which allow for separate termination of (part of) a single Term Sheet. Termination rights vary between the Term Sheets:

I

Services User may terminate the Term Sheet upon 12 months notice to the end of a calendar year. Services User may also terminate with regard to parts of the conduit system at15 months notice to the end of a calendar month.

If Services Provider ceases to use parts of its conduit system it can terminate the Term Sheet upon 12 months notice to the end of a calendar month, with regard to the affected conduits only. Affected conduits that are owned by Services Provider must be offered to Services User for sale. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

	II	Services Provider may terminate the offer upon 12 months notice.

Individual contracts based on the offer may be terminated by both parties upon 3 years notice to the end of a calendar year, but not before a period of 10 years has passed since the individual contract has come into effect.

Both the offer and any individual contracts may be terminated for good cause.

	III	Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year or upon 4 weeks notice if reliability of the transmission system as a whole is below 99%.

Services User may terminate the Term Sheet with regard to individual segments of the transmission system at 24 months notice to the end of a calendar month or upon 4 weeks notice if reliability of the system in the specific individual segment is below 98.5%.

If Services Provider intends to shut down segments of the transmission system it can terminate the Term Sheet at 12 months notice with regard to the affected segments only. Services Provider’s right to shut down is limited: e.g. broadband cable systems can only be shut down at a yearly rate of 3% and no more than 15% may be shut down over the first 15 years. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

IV

Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year. Services User may also terminate the Term Sheet with regard only to a specific location upon 24 months notice to the end of a calendar month. Termination only with regard to certain areas of a location is not possible.

Services Provider may only terminate the Term Sheet for good cause. Services Provider may cease to operate certain premises, but only to a very limited extent and at 24 months notice. These limitations do not apply with regard to areas leased by Services Provider from third parties, where the third party has terminated the lease.

V

For indoor power supply, (partial) termination of a lease under Term Sheet IV automatically terminates also the corresponding power supply. Separate termination with regard to indoor power supply is not possible.

For outdoor power supply, Services User may terminate the power supply entirely or only for certain locations at 6 months notice to the end of a calendar month. Services Provider may terminate the outdoor power supply entirely at 12 months notice to the end of a calendar month.

Additionally, under German law on lease agreements, Term Sheets I, III and IV are subject to an extraordinary termination right of either party after a term of 30 years.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

2)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with T-Systems International GmbH dated January 27, 2003 (the “Agreement”)

Parties:	TSI (“Services Provider”) and Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”)attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

The provisions of the Agreement also apply to the provision of services by the Services User to the Services Providers, as far as such services are regulated in the Term Sheets.

Services:	The Services are described in the Term Sheets as:

	I	Delivery services:

Provision of standard point-to-point connections for the regional and local delivery of audio and TV programs to Service User’s broadband networks

	II	Transmission services:

Provision of standard point-to-point connections for program transmission within Services User’s broadband networks

	III	Signal reception Services User:

Provision of analogue audio and video signals by Services Provider to supply Services User’s broadband networks

	IV	Signal reception Services Provider:

Provision of analogue audio and video signals by Services User to Services Provider

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:

- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Services User may assign its rights and obligations under the Services

Agreement or sublet to a third party with whom it enters into a parallel assignment or subletting agreement under its Agreement with DTAG.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets include termination clauses, which vary between the Term Sheets:

	I	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

	II	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

III

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet IV, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

IV

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet III, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

II.                                     Kabel Niedersachsen/Bremen GmbH & Co. KG

1)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with Deutsche Telekom AG dated January 27, 2003 (the “Agreement”)

Parties:	DTAG (“Services Provider”) and Kabel Niedersachsen/Bremen GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

Services:	The Services are described in the Term Sheets as:

	I	Co-use of cable ducts:

Usage of cable ducts within Services Provider’s conduit system

	II	Offer to co-use further cable ducts:

Non-binding offer to lease further cable duct capacities

	III	Fiber optic transmission system:

Reception and distribution of broadcasting signals via Services Provider’s fiber optic transmission system

	IV	Rental spaces for network equipment:

Lease of space on Services Provider’s premises for use for Services User’s network equipment

	V	Electrical power supply:

Purchase of electrical power from Services Provider for the operation of Services User’s network equipment

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

After 2006, prices for Services according to Term Sheets I – III may be increased once a year based on actual cost, but this increase is subject to a cap at the German consumer price index (“CPI”) rate until 2015.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:

- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

- Services Provider’s liability for Services performed by third parties is limited to assigning Services Provider’s rights against the third-party Services provider to Services User.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

 - Assignment and subletting by Services User to a third party are subject to certain conditions that vary depending on whether the assignment or subletting concerns the whole or only part of the assets and the intended purpose of the assignment or subletting.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets are of unlimited duration, but include termination clauses, which allow for separate termination of (part of) a single Term Sheet. Termination rights vary between the Term Sheets:

I

Services User may terminate the Term Sheet upon 12 months notice to the end of a calendar year. Services User may also terminate with regard to parts of the conduit system at 15 months notice to the end of a calendar month.

If Services Provider ceases to use parts of its conduit system it can terminate the Term Sheet upon 12 months notice to the end of a calendar month, with regard to the affected conduits only. Affected conduits that are owned by Services Provider must be offered to Services User for sale. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

II	Services Provider may terminate the offer upon 12 months notice.

Individual contracts based on the offer may be terminated by both parties upon 3 years notice to the end of a calendar year, but not before a period of 10 years has passed since the individual contract has come into effect.

Both the offer and any individual contracts may be terminated for cause.

III	Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year or upon 4 weeks notice if reliability of the transmission system as a whole is below 99%.

Services User may terminate the Term Sheet with regard to individual segments of the transmission system at 24 months notice to the end of a calendar month or upon 4 weeks notice if reliability of the system in the specific individual segment is below 98.5%.

If Services Provider intends to shut down segments of the transmission system it can terminate the Term Sheet at 12 months notice with regard to the affected segments only. Services Provider’s right to shut down is limited: e.g. broadband cable systems can only be shut down at a yearly rate of 3% and no more than 15% may be shut down over the first 15 years. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

IV

Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year. Services User may also terminate the Term Sheet with regard only to a specific location upon 24 months notice to the end of a calendar month. Termination only with regard to certain areas of a location is not possible.

Services Provider may only terminate the Term Sheet for good cause. Services Provider may cease to operate certain premises, but only to a very limited extent and at 24 months notice. These limitations do not apply with regard to areas leased by Services Provider from third parties, where the third party has terminated the lease.

V

For indoor power supply, (partial) termination of a lease under Term Sheet IV automatically terminates also the corresponding power supply. Separate termination with regard to indoor power supply is not possible.

For outdoor power supply, Services User may terminate the power supply entirely or only for certain locations at 6 months notice to the end of a calendar month. Services Provider may terminate the outdoor power supply entirely at 12 months notice to the end of a calendar month.

Additionally, under German law on lease agreements, Term Sheets I, III and IV are subject to an extraordinary termination right of either party after a term of 30 years.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

2)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with T-Systems International GmbH dated January 27, 2003 (the “Agreement”)

Parties:	TSI (“Services Provider”) and Kabel Niedersachsen/Bremen GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

The provisions of the Agreement also apply to the provision of services by the Services User to the Services Providers, as far as such services are regulated in the Term Sheets.

Services:	The Services are described in the Term Sheets as:

	I	Delivery services:

Provision of standard point-to-point connections for the regional and local delivery of audio and TV programs to Service User’s broadband networks

	II	Transmission services:

Provision of standard point-to-point connections for program transmission within Services User’s broadband networks

	III	Signal reception Services User:

Provision of analogue audio and video signals by Services Provider to supply Services User’s broadband networks

	IV	Signal reception Services Provider:

Provision of analogue audio and video signals by Services User to Services Provider

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:	- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included

Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Services User may assign its rights and obligations under the Services Agreement or sublet to a third party with whom it enters into a parallel assignment or subletting agreement under its Agreement with DTAG.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets include termination clauses, which vary between the Term Sheets:

	I	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

	II	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

III

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet IV, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

IV

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet III, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

III.                                 Kabel Berlin/Brandenburg GmbH & Co. KG

1)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with Deutsche Telekom AG dated January 27, 2003 (the “Agreement”)

Parties:	DTAG (“Services Provider”) and Kabel Berlin/Brandenburg GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

Services:	The Services are described in the Term Sheets as:

	I	Co-use of cable ducts:

Usage of cable ducts within Services Provider’s conduit system

	II	Offer to co-use further cable ducts:

Non-binding offer to lease further cable duct capacities

	III	Fiber optic transmission system:

Reception and distribution of broadcasting signals via Services Provider’s fiber optic transmission system

	IV	Rental spaces for network equipment:

Lease of space on Services Provider’s premises for use for Services User’s network equipment

	V	Electrical power supply:

Purchase of electrical power from Services Provider for the operation of Services User’s network equipment

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

After 2006, prices for Services according to Term Sheets I – III may be increased once a year based on actual cost, but this increase is subject to a cap at the German consumer price index (“CPI”) rate until 2015.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:

- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

- Services Provider’s liability for Services performed by third parties is limited to assigning Services Provider’s rights against the third-party Services provider to Services User.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Assignment and subletting by Services User to a third party are subject to certain conditions that vary depending on whether the assignment or subletting concerns the whole or only part of the assets and the intended purpose of the assignment or subletting.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets are of unlimited duration, but include termination clauses, which allow for separate termination of (part of) a single Term Sheet. Termination rights vary between the Term Sheets:

I

Services User may terminate the Term Sheet upon 12 months notice to the end of a calendar year. Services User may also terminate with regard to parts of the conduit system at 15 months notice to the end of a calendar month.

If Services Provider ceases to use parts of its conduit system it can terminate the Term Sheet upon 12 months notice to the end of a calendar month, with regard to the affected conduits only. Affected conduits that are owned by Services Provider must be offered to Services User for sale. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

II	Services Provider may terminate the offer upon 12 months notice.

Individual contracts based on the offer may be terminated by both parties upon 3 years notice to the end of a calendar year, but not before a period of 10 years has passed since the individual contract has come into effect.

Both the offer and any individual contracts may be terminated for good cause.

III	Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year or upon 4 weeks notice if reliability of the transmission system as a whole is below 99%.

Services User may terminate the Term Sheet with regard to individual segments of the transmission system at 24 months notice to the end of a calendar month or upon 4 weeks notice if reliability of the system in the specific individual segment is below 98.5%.

If Services Provider intends to shut down segments of the transmission system it can terminate the Term Sheet at 12 months notice with regard to the affected segments only. Services Provider’s right to shut down is limited: e.g. broadband cable systems can only be shut down at a yearly rate of 3% and no more than 15% may be shut down over the first 15 years. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

IV

Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year. Services User may also terminate the Term Sheet with regard only to a specific location upon 24 months notice to the end of a calendar month. Termination only with regard to certain areas of a location is not possible.

Services Provider may only terminate the Term Sheet for good cause. Services Provider may cease to operate certain premises, but only to a very limited extent and at 24 months notice. These limitations do not apply with regard to areas leased by Services Provider from third parties, where the third party has terminated the lease.

V

For indoor power supply, (partial) termination of a lease under Term Sheet IV automatically terminates also the corresponding power supply. Separate termination with regard to indoor power supply is not possible.

For outdoor power supply, Services User may terminate the power supply entirely or only for certain locations at 6 months notice to the end of a calendar month. Services Provider may terminate the outdoor power supply entirely at 12 months notice to the end of a calendar month.

Additionally, under German law on lease agreements, Term Sheets I, III and IV are subject to an extraordinary termination right of either party after a term of 30 years.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

2)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with T-Systems International GmbH dated January 27, 2003 (the “Agreement”)

Parties:	TSI (“Services Provider”) and Kabel Berlin/Brandenburg GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

The provisions of the Agreement also apply to the provision of services by the Services User to the Services Providers, as far as such services are regulated in the Term Sheets.

Services:	The Services are described in the Term Sheets as:

	I	Delivery services:

Provision of standard point-to-point connections for the regional and local delivery of audio and TV programs to Service User’s broadband networks

	II	Transmission services:

Provision of standard point-to-point connections for program transmission within Services User’s broadband networks

	III	Signal reception Services User:

Provision of analogue audio and video signals by Services Provider to supply Services User’s broadband networks

	IV	Signal reception Services Provider:

Provision of analogue audio and video signals by Services User to Services Provider

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:	- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included

Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Services User may assign its rights and obligations under the Services Agreement or sublet to a third party with whom it enters into a parallel assignment or subletting agreement under its Agreement with DTAG.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets include termination clauses, which vary between the Term Sheets:

	I	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

	II	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

III

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet IV, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

IV

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet III, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

IV.                                Kabel Sachsen/Sachsen-Anhalt/Thüringen GmbH & Co. KG

1)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with Deutsche Telekom AG dated January 27, 2003 (the “Agreement”)

Parties:	DTAG (“Services Provider”) and Kabel Sachsen/Sachsen-Anhalt/Thüringen GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

Services:	The Services are described in the Term Sheets as:

	I	Co-use of cable ducts:

Usage of cable ducts within Services Provider’s conduit system

	II	Offer to co-use further cable ducts:

Non-binding offer to lease further cable duct capacities

	III	Fiber optic transmission system:

Reception and distribution of broadcasting signals via Services Provider’s fiber optic transmission system

	IV	Rental spaces for network equipment:

Lease of space on Services Provider’s premises for use for Services User’s network equipment

	V	Electrical power supply:

Purchase of electrical power from Services Provider for the operation of Services User’s network equipment

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

After 2006, prices for Services according to Term Sheets I – III may be increased once a year based on actual cost, but this increase is subject to a cap at the German consumer price index (“CPI”) rate until 2015.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:

- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

- Services Provider’s liability for Services performed by third parties is limited to assigning Services Provider’s rights against the third-party Services provider to Services User.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Assignment and subletting by Services User to a third party are subject to certain conditions that vary depending on whether the assignment or subletting concerns the whole or only part of the assets and the intended purpose of the assignment or subletting.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets are of unlimited duration, but include termination clauses, which allow for separate termination of (part of) a single Term Sheet. Termination rights vary between the Term Sheets:

I

Services User may terminate the Term Sheet upon 12 months notice to the end of a calendar year. Services User may also terminate with regard to parts of the conduit system at 15 months notice to the end of a calendar month.

If Services Provider ceases to use parts of its conduit system it can terminate the Term Sheet upon 12 months notice to the end of a calendar month, with regard to the affected conduits only. Affected conduits that are owned by Services Provider must be offered to Services User for sale. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

II	Services Provider may terminate the offer upon 12 months notice.

Individual contracts based on the offer may be terminated by both parties upon 3 years notice to the end of a calendar year, but not before a period of 10 years has passed since the individual contract has come into effect.

Both the offer and any individual contracts may be terminated for cause.

III	Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year or upon 4 weeks notice if reliability of the transmission system as a whole is below 99%.

Services User may terminate the Term Sheet with regard to individual segments of the transmission system at 24 months notice to the end of a calendar month or upon 4 weeks notice if reliability of the system in the specific individual segment is below 98.5%.

If Services Provider intends to shut down segments of the transmission system it can terminate the Term Sheet at 12 months notice with regard to the affected segments only. Services Provider’s right to shut down is limited: e.g. broadband cable systems can only be shut down at a yearly rate of 3% and no more than 15% may be shut down over the first 15 years. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

IV

Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year. Services User may also terminate the Term Sheet with regard only to a specific location upon 24 months notice to the end of a calendar month. Termination only with regard to certain areas of a location is not possible.

Services Provider may only terminate the Term Sheet for good cause. Services Provider may cease to operate certain premises, but only to a very limited extent and at 24 months notice. These limitations do not apply with regard to areas leased by Services Provider from third parties, where the third party has terminated the lease.

V

For indoor power supply, (partial) termination of a lease under Term Sheet IV automatically terminates also the corresponding power supply. Separate termination with regard to indoor power supply is not possible.

For outdoor power supply, Services User may terminate the power supply entirely or only for certain locations at 6 months notice to the end of a calendar month. Services Provider may terminate the outdoor power supply entirely at 12 months notice to the end of a calendar month.

Additionally, under German law on lease agreements, Term Sheets I, III and IV are subject to an extraordinary termination right of either party after a term of 30 years.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

2)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with T-Systems International GmbH dated January 27, 2003 (the “Agreement”)

Parties:	TSI (“Services Provider”) and Kabel Sachsen/Sachsen-Anhalt/Thüringen GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

The provisions of the Agreement also apply to the provision of services by the Services User to the Services Providers, as far as such services are regulated in the Term Sheets.

Services:	The Services are described in the Term Sheets as:

	I	Delivery services:

Provision of standard point-to-point connections for the regional and local delivery of audio and TV programs to Service User’s broadband networks

	II	Transmission services:

Provision of standard point-to-point connections for program transmission within Services User’s broadband networks

	III	Signal reception Services User:

Provision of analogue audio and video signals by Services Provider to supply Services User’s broadband networks

	IV	Signal reception Services Provider:

Provision of analogue audio and video signals by Services User to Services Provider

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:	- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included

Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Services User may assign its rights and obligations under the Services Agreement or sublet to a third party with whom it enters into a parallel assignment or subletting agreement under its Agreement with DTAG.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets include termination clauses, which vary between the Term Sheets:

	I	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

	II	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

III

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet IV, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

IV

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet III, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

V.            Kabel Rheinland-Pfalz/Saarland GmbH & Co. KG

1)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with Deutsche Telekom AG dated January 27, 2003 (the “Agreement”)

Parties:	DTAG (“Services Provider”) and Kabel Rheinland-Pfalz/Saarland GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

Services:	The Services are described in the Term Sheets as:

	I	Co-use of cable ducts:

Usage of cable ducts within Services Provider’s conduit system

	II	Offer to co-use further cable ducts:

Non-binding offer to lease further cable duct capacities

	III	Fiber optic transmission system:

Reception and distribution of broadcasting signals via Services Provider’s fiber optic transmission system

	IV	Rental spaces for network equipment:

Lease of space on Services Provider’s premises for use for Services User’s network equipment

	V	Electrical power supply:

Purchase of electrical power from Services Provider for the operation of Services User’s network equipment

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

After 2006, prices for Services according to Term Sheets I – III may be increased once a year based on actual cost, but this increase is subject to a cap at the German consumer price index (“CPI”) rate until 2015.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:

- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

- Services Provider’s liability for Services performed by third parties is limited to assigning Services Provider’s rights against the third-party Services provider to Services User.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Assignment and subletting by Services User to a third party are subject to certain conditions that vary depending on whether the assignment or subletting concerns the whole or only part of the assets and the intended purpose of the assignment or subletting.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets are of unlimited duration, but include termination clauses, which allow for separate termination of (part of) a single Term Sheet. Termination rights vary between the Term Sheets:

I

Services User may terminate the Term Sheet upon 12 months notice to the end of a calendar year. Services User may also terminate with regard to parts of the conduit system at 15 months notice to the end of a calendar month.

If Services Provider ceases to use parts of its conduit system it can terminate the Term Sheet upon 12 months notice to the end of a calendar month, with regard to the affected conduits only. Affected conduits that are owned by Services Provider must be offered to Services User for sale. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

II	Services Provider may terminate the offer upon 12 months notice.

Individual contracts based on the offer may be terminated by both parties upon 3 years notice to the end of a calendar year, but not before a period of 10 years has passed since the individual contract has come into effect.

Both the offer and any individual contracts may be terminated for good cause.

III	Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year or upon 4 weeks notice if reliability of the transmission system as a whole is below 99%.

Services User may terminate the Term Sheet with regard to individual segments of the transmission system at 24 months notice to the end of a calendar month or upon 4 weeks notice if reliability of the system in the specific individual segment is below 98.5%.

If Services Provider intends to shut down segments of the transmission system it can terminate the Term Sheet at 12 months notice with regard to the affected segments only. Services Provider’s right to shut down is limited: e.g. broadband cable systems can only be shut down at a yearly rate of 3% and no more than 15% may be shut down over the first 15 years. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

IV

Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year. Services User may also terminate the Term Sheet with regard only to a specific location upon 24 months notice to the end of a calendar month. Termination only with regard to certain areas of a location is not possible.

Services Provider may only terminate the Term Sheet for good cause. Services Provider may cease to operate certain premises, but only to a very limited extent and at 24 months notice. These limitations do not apply with regard to areas leased by Services Provider from third parties, where the third party has terminated the lease.

V

For indoor power supply, (partial) termination of a lease under Term Sheet IV automatically terminates also the corresponding power supply. Separate termination with regard to indoor power supply is not possible.

For outdoor power supply, Services User may terminate the power supply entirely or only for certain locations at 6 months notice to the end of a calendar month. Services Provider may terminate the outdoor power supply entirely at 12 months notice to the end of a calendar month.

Additionally, under German law on lease agreements, Term Sheets I, III and IV are subject to an extraordinary termination right of either party after a term of 30 years.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

2)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with T-Systems International GmbH dated January 27, 2003 (the “Agreement”)

Parties:	TSI (“Services Provider”) and Kabel Rheinland-Pfalz/Saarland GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

The provisions of the Agreement also apply to the provision of services by the Services User to the Services Providers, as far as such services are regulated in the Term Sheets.

Services:	The Services are described in the Term Sheets as:

	I	Delivery services:

Provision of standard point-to-point connections for the regional and local delivery of audio and TV programs to Service User’s broadband networks

	II	Transmission services:

Provision of standard point-to-point connections for program transmission within Services User’s broadband networks

	III	Signal reception Services User:

Provision of analogue audio and video signals by Services Provider to supply Services User’s broadband networks

	IV	Signal reception Services Provider:

Provision of analogue audio and video signals by Services User to Services Provider

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:	- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included

Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Services User may assign its rights and obligations under the Services Agreement or sublet to a third party with whom it enters into a parallel assignment or subletting agreement under its Agreement with DTAG.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets include termination clauses, which vary between the Term Sheets:

	I	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

	II	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

III

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet IV, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

IV

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet III, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

VI.                                Kabel Bayern GmbH & Co. KG

1)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with Deutsche Telekom AG dated January 27, 2003 (the “Agreement”)

Parties:	DTAG (“Services Provider”) and Kabel Bayern GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

Services:	The Services are described in the Term Sheets as:

	I	Co-use of cable ducts:

Usage of cable ducts within Services Provider’s conduit system

	II	Offer to co-use further cable ducts:

Non-binding offer to lease further cable duct capacities

	III	Fiber optic transmission system:

Reception and distribution of broadcasting signals via Services Provider’s fiber optic transmission system

	IV	Rental spaces for network equipment:

Lease of space on Services Provider’s premises for use for Services User’s network equipment

	V	Electrical power supply:

Purchase of electrical power from Services Provider for the operation of Services User’s network equipment

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

After 2006, prices for Services according to Term Sheets I – III may be increased once a year based on actual cost, but this increase is subject to a cap at the German consumer price index (“CPI”) rate until 2015.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:

- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

- Services Provider’s liability for Services performed by third parties is limited to assigning Services Provider’s rights against the third-party Services provider to Services User.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Assignment and subletting by Services User to a third party are subject to certain conditions that vary depending on whether the assignment or subletting concerns the whole or only part of the assets and the intended purpose of the assignment or subletting.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets are of unlimited duration, but include termination clauses, which allow for separate termination of (part of) a single Term Sheet. Termination rights vary between the Term Sheets:

I

Services User may terminate the Term Sheet upon 12 months notice to the end of a calendar year. Services User may also terminate with regard to parts of the conduit system at 15 months notice to the end of a calendar month.

If Services Provider ceases to use parts of its conduit system it can terminate the Term Sheet upon 12 months notice to the end of a calendar month, with regard to the affected conduits only. Affected conduits that are owned by Services Provider must be offered to Services User for sale. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

II	Services Provider may terminate the offer upon 12 months notice.

Individual contracts based on the offer may be terminated by both parties upon 3 years notice to the end of a calendar year, but not before a period of 10 years has passed since the individual contract has come into effect.

Both the offer and any individual contracts may be terminated for good cause.

III	Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year or upon 4 weeks notice if reliability of the transmission system as a whole is below 99%.

Services User may terminate the Term Sheet with regard to individual segments of the transmission system at 24 months notice to the end of a calendar month or upon 4 weeks notice if reliability of the system in the specific individual segment is below 98.5%.

If Services Provider intends to shut down segments of the transmission system it can terminate the Term Sheet at 12 months notice with regard to the affected segments only. Services Provider’s right to shut down is limited: e.g. broadband cable systems can only be shut down at a yearly rate of 3% and no more than 15% may be shut down over the first 15 years. Otherwise, Services Provider may only terminate the Term Sheet for good cause.

IV

Services User may terminate the Term Sheet upon 24 months notice to the end of a calendar year. Services User may also terminate the Term Sheet with regard only to a specific location upon 24 months notice to the end of a calendar month. Termination only with regard to certain areas of a location is not possible.

Services Provider may only terminate the Term Sheet for good cause. Services Provider may cease to operate certain premises, but only to a very limited extent and at 24 months notice. These limitations do not apply with regard to areas leased by Services Provider from third parties, where the third party has terminated the lease.

V

For indoor power supply, (partial) termination of a lease under Term Sheet IV automatically terminates also the corresponding power supply. Separate termination with regard to indoor power supply is not possible.

For outdoor power supply, Services User may terminate the power supply entirely or only for certain locations at 6 months notice to the end of a calendar month. Services Provider may terminate the outdoor power supply entirely at 12 months notice to the end of a calendar month.

Additionally, under German law on lease agreements, Term Sheets I, III and IV are subject to an extraordinary termination right of either party after a term of 30 years.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.

2)                                     Services Framework Agreement (“Rahmenleistungsvertrag”) with T-Systems International GmbH dated January 27, 2003 (the “Agreement”)

Parties:	TSI (“Services Provider”) and Kabel Bayern GmbH & Co. KG (“Services User”).

Purpose:

The Agreement is a framework agreement under which the parties agree that Services Provider will provide Services User with certain services (the “Services”) as specified in several term sheets (the “Term Sheets”) attached to the Agreement or to be later agreed upon by the parties (the Agreement and the Term Sheets being collectively referred to as the “Services Agreements”).

The provisions of the Agreement also apply to the provision of services by the Services User to the Services Providers, as far as such services are regulated in the Term Sheets.

Services:	The Services are described in the Term Sheets as:

	I	Delivery services:

Provision of standard point-to-point connections for the regional and local delivery of audio and TV programs to Service User’s broadband networks

	II	Transmission services:

Provision of standard point-to-point connections for program transmission within Services User’s broadband networks

	III	Signal reception Services User:

Provision of analogue audio and video signals by Services Provider to supply Services User’s broadband networks

	IV	Signal reception Services Provider:

Provision of analogue audio and video signals by Services User to Services Provider

Fees:

As specified in the applicable Term Sheet for the corresponding Services. Any Services provided by Services Provider that are not covered by the Term Sheets shall be compensated at market price or, absent a market price, as agreed by the parties. An expert will be designated to assess the amount of compensation in case of disagreement between the parties relating to such compensation.

Partial termination of Services will result in a corresponding reduction of the applicable fees.

Liability:	- Liability for damages to the other party’s property or other absolute rights is capped to the higher of (i) 100% of the fees paid by all Included

Regional Subsidiaries under all Term Sheets in the corresponding calendar year and (ii) €50 million per calendar year. No such limit applies in case of damages to life, limb or health.

- Other liability is capped (i) per occurrence at 20% and (ii) per calendar year at 100% of the net fees paid under the relevant Term Sheet in the relevant calendar year.

Cooperation:

Services User agrees to cooperate with Services Provider for the provision of the Services. A committee composed of two representatives of each party will meet twice a year to discuss any adjustments to or changes in the scope of the Services.

Confidentiality:

Each party must keep confidential any information or documents obtained pursuant to the Agreement, as well as the terms of the Services Agreements. In case of a partial or entire sale of Services User’s shares or assets, Services Provider must grant access to the facilities used for the provision of the Services.

Assignment and subletting:

- Services Provider may assign in whole or in part its rights and obligations under the Services Agreements to an affiliate to the extent that (i) such affiliate owns the assets necessary to provide the Services or (ii) the entity owning such assets guarantees the performance of the Services.

- Services User may assign its rights and obligations under the Services Agreement or sublet to a third party with whom it enters into a parallel assignment or subletting agreement under its Agreement with DTAG.

Term:

The Agreement remains in force as long as any rights or obligations are in existence under the Term Sheets. Termination of the Agreement is only possible for cause; such termination will be regarded as termination of all attached Term Sheets.

The Term Sheets include termination clauses, which vary between the Term Sheets:

	I	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

	II	Both parties may terminate the Term Sheet upon 3 months notice to the end of a calendar year, but not before 31 December 2007.

Both parties may terminate individual Services under this Term Sheet according to the appended General Terms and Conditions, but not before 31 December 2007.

The right of both parties to terminate for good cause remains unaffected.

III

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet IV, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

IV

Both parties may terminate the Term Sheet upon 6 months notice to the end of a calendar year, but not before 31 December 2007. The right of both parties to terminate for good cause remains unaffected. The Term Sheet may only be terminated concurrently with Term Sheet III, except in case of a termination for good cause.

Both parties may partially terminate with regard to the provision of individual signals at 1 month’s notice.

Disputes:	The parties agree to seek an amicable solution for any dispute. The forum of any dispute will be either Bonn or Frankfurt, Germany, at the claimant’s choice. The Agreement is subject to German law.